UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1. Reports to Stockholders.

SMA Relationship Trust
Series T
Series M
Annual Report
December 31, 2007

Table of contents

SMA Relationship Trust—Series T
Letter to shareholders	1
Performance at a glance	6
Industry diversification	8
Portfolio of investments	9

SMA Relationship Trust—Series M
Letter to shareholders	10
Performance at a glance	14
Summary of municipal securities by state	15
Portfolio of investments	16

Explanation of expense disclosure	24

Statement of assets and liabilities	26

Statement of operations	27

Statement of changes in net assets	28

Financial highlights
SMA Relationship Trust—Series T	29
SMA Relationship Trust—Series M	30

Notes to financial statements	31

Report of independent registered public accounting firm	40

General information	41

Supplemental information	42

SMA Relationship Trust—Series T

February 15, 2008

Dear shareholder,
 We present you with the annual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2007.

Performance
Over the 12 months ended December 31, 2007, the Fund declined 1.06%. During the same period, its benchmarks, the Lehman Brothers US Credit Index and the Lehman Brothers MBS Fixed Rate Index, returned 5.11% and 6.90%, respectively. (Please note that the Fund‘s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For more on the Fund‘s performance, see “Performance at a glance” on page 6.)

SMA Relationship Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation

Portfolio managers:
Portfolio Management Team,
including John A. Penicook, Jr. and Justin Tabellione
UBS Global Asset
Management (Americas) Inc.

Commencement: October 9, 2003

Dividend payments: Monthly

An interview with the Portfolio Managers
Q.	Can you describe the economic environment during the reporting period?
A.

While it was fairly resilient during much of the reporting period, the US economy weakened toward the end of 2007. US gross domestic product (“GDP”) expanded only 0.6% during the first quarter of 2007. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid business spending.

The economy picked up steam in the second quarter. Boosted by improving manufacturing activity, GDP growth was a solid 3.8%. In the third quarter, the Commerce Department reported that third quarter GDP growth was 4.9%. This was due, in part, to strong consumer spending and increased exports. However, advance GDP growth rate estimates for the fourth quarter fell back to the first quarter level, just 0.6%. The combined effects of the weak housing market, issues related to subprime mortgages and tighter credit conditions had a negative impact on the overall economy.

SMA Relationship Trust—Series T

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. However, as the problems and fallout from subprime mortgages escalated, the Fed became more concerned about these issues. As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the federal funds rate since June 2003.

The Fed again lowered the fed funds rate in October and December 2007, bringing it to 4.25% by the end of the year. In January 2008, after the reporting period had ended, the Fed cut the rate twice within nine days.

On January 22nd, it reduced the rate by 0.75%. This was followed by another 0.50% cut on January 30th, bringing the fed funds rate to 3.00%, the lowest level since May 2005.

In its statement released in conjunction with the latest rate cut, the Fed stated: “Financial markets remain under considerable stress, and credit has tightened further for some businesses and households. Moreover, recent information indicates a deepening of the housing contraction as well as some softening in labor markets.”

Q.	How did you manage the Fund over the reporting period?
A.	Overall, our duration and yield curve strategies had a slightly positive effect on the Fund’s performance for the reporting period. We positioned the portfolio defensively at the beginning of the period, keeping the Fund’s duration shorter than that of the benchmark. Later in the period, we increased the Fund’s duration slightly, bringing it in line with the benchmark. (Duration measures the price sensitivity of a fixed-income security to interest rate changes.) Toward the end of November, we again reduced the Fund’s duration. As pricing at the long end of the Treasury curve approached historical extremes, in terms of both absolute low yields and high deviations from our estimates, we brought the Fund’s duration slightly shorter than the benchmark.

SMA Relationship Trust—Series T

While the weakened outlook for the US economy—coupled with disarray in the credit markets—continued to pressure the Fed to cut rates, the interest rate markets had already priced in additional easing.

Q.	How was the Fund positioned in the various sectors of the fixed income market?
A.	Throughout the year, we maintained an underweight to investment grade corporate debt, while also owning shorter-dated maturities. We believed that the Fed was likely to lower rates aggressively, which would cause the yield curve to steepen. Faced with widening spreads—the difference between the yield paid on US Treasury bonds and higher risk securities—the Fund added to its positions in the financial and banking sectors. However, the prices of banks and financial services firms’ debt remained quite volatile throughout the reporting period, negatively impacting performance.

Despite volatile market conditions throughout 2007, we continued to find value in the securitized sectors. In the third quarter, the market created what we believed to be compelling buying opportunities, as the gulf between securities’ fundamental values and their market prices widened. In particular, we increased the Fund’s exposure to commercial mortgage-backed securities, where we added exposure to AAA rated and AA rated securities. While we believe the potential for these investments is brighter over the longer term, they hindered performance over the reporting period.

We also sought to increase the Fund’s overweight position to the asset-backed securities sector. We focused our attention on purchasing high-quality (predominately AAA rated) residential mortgage-backed securities priced at a discount to their fundamentals. We now believe that these changes were premature, as they negatively impacted performance when high-quality asset-backed security spreads widened further and our holdings came under increased pricing pressure. The Fund’s investment in the asset-backed securities sector was the largest hindrance to performance during the period.

The Fund maintained an underweight to mortgage-backed securities for most of the period. In this sector, the Fund held mostly high-quality, prime, non-agency mortgages. In the second half of the reporting period, non-agency mortgages began to substantially underperform agency mortgages. In our view, the Fund’s underperformance does not reflect a deterioration in the fundamentals of these bonds. Instead, we attribute the price declines to continued risk aversion, which was

SMA Relationship Trust—Series T

possibly magnified in the fourth quarter by concerns over the rising cost of funding by banks and financial institutions.

While the Fund’s allocation to non-agency mortgages impacted performance negatively during the reporting period, we believe that these securities have stronger potential over the longer term.

The Fund also maintained an underweight to corporate bonds and high-quality government-related sectors, including agencies, supranationals and sovereigns throughout the reporting period. This position benefited performance during the period.

Q.	How did the sector allocations impact the Fund’s performance during the reporting period?
A.	Our underweight positions to the corporate bond, agency and non-corporate sectors, both in duration and market-value terms, had a slightly positive effect on Fund performance. However, this was more than offset by our overweight positions in asset-backed securities and commercial mortgage-backed securities, as well as our underweight position in the mortgage-backed securities sector, which detracted from performance. Overall, the Fund’s sector allocation to asset-backed securities had the largest negative impact on performance during the reporting period.

Q.	What is your outlook for the economy and the Fund?
A.	We recognize that 2007 was a very volatile and ultimately disappointing period for the Fund and its shareholders. Despite volatile market conditions, we continue to identify what we believe are attractive opportunities. It appears that the markets are priced for continuing uncertainty and a challenging economic environment in the US. Looking forward, we expect bond markets to improve, as liquidity conditions ease and investors eventually price in a more balanced risk perspective.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
 SMA Relationship Trust—Series T
Head of the Americas
 UBS Global Asset Management (Americas) Inc.

John A. Penicook, Jr.
Lead Portfolio Manager
 SMA Relationship Trust—Series T
Managing Director
 UBS Global Asset Management (Americas) Inc.

Justin Tabellione
Portfolio Management Team Member
 SMA Relationship Trust—Series T
Executive Director
 UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns

	1 year	10/09/03(1)
	ended	to
	12/31/07	12/31/07

SMA Relationship Trust—Series T	(1.06)%	2.91%

Lehman Brothers US Credit Index(2)	5.11	4.45

Lehman Brothers MBS Fixed Rate Index(3)	6.90	4.98

(1)	Performance inception date of SMA Relationship Trust—Series T.
(2)	Lehman Brothers US Credit Index is a sub-index of the Lehman Brothers US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates.
(3)	Lehman Brothers MBS Fixed Rate Index covers the 15-year,30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formerly known as Federal National Mortgage Association or FNMA).

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Performance at a glance (unaudited) (concluded)

Comparison of change in value of a $10,000 investment in the SMA Relationship Trust—Series T versus the Lehman Brothers US Credit Index and the Lehman Brothers MBS Fixed Rate Index from October 9, 2003, which is the fund inception date, through December 31, 2007.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Industry diversification(1)
As a percentage of net assets
As of December 31, 2007 (unaudited)

Investment companies:
UBS Corporate Bond Relationship Fund	26.59%

UBS Opportunistic Emerging Markets Debt Relationship Fund	0.51

UBS Opportunistic High Yield Relationship Fund	3.00

UBS U.S. Securitized Mortgage Relationship Fund	69.07

Total investment companies	99.17

Short-term investment	0.51

Total investments	99.68

Cash and other assets, less liabilities	0.32

Net assets	100.00%

(1)	Figures represent industry breakdown of direct investments of Series T. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2007

	Shares	Value

Investment companies—99.17%

UBS Corporate Bond Relationship Fund(1)	15,236,552	$185,009,835

UBS Opportunistic Emerging Markets Debt Relationship Fund(1)	298,326	3,572,095

UBS Opportunistic High Yield Relationship Fund(1)	1,600,754	20,869,986

UBS U.S. Securitized Mortgage Relationship Fund(1)	39,380,525	480,505,414

Total investment companies (cost—$678,968,910)		689,957,330

Short-term investment—0.51%

JPMorgan Liquid Assets Money Market Fund, 4.77%(2)
(cost—$3,579,795)	3,579,795	3,579,795

Total investments—99.68% (cost—$682,548,705)		693,537,125

Cash and other assets, less liabilities—0.32%		2,200,228

Net assets—100.00%		$695,737,353

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $754,095,871; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$–

Gross unrealized depreciation	(60,558,746)

Net unrealized depreciation	$(60,558,746)

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2007.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

February 15, 2008

Dear shareholder,
We present you with the annual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2007.

Performance
Over the 12 months ended December 31, 2007, the Fund returned 3.79%, compared with the 3.36% return of its benchmark, the Lehman Brothers Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 14.)
SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:
Portfolio Management Team, including
Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with Lead Portfolio Manager Elbridge T. Gerry
Q.	Can you describe the economic environment during the reporting period?
A.	While it was fairly resilient during much of the reporting period, the US economy weakened toward the end of 2007. US gross domestic product (“GDP”) expanded only 0.6% during the first quarter of 2007. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid business spending.

The economy then picked up steam in the second quarter, boosted by improving manufacturing activity. During this period, GDP growth was a solid 3.8%. The Commerce Department then reported that third quarter GDP growth was 4.9%. This was due, in part, to strong consumer spending and increased exports. However, advance GDP growth rate estimates for the fourth quarter fell back to the first quarter level, just 0.6%. The combined effects of the weak housing market, issues related to subprime mortgages and tighter credit conditions had a negative impact on the overall economy.

SMA Relationship Trust—Series M

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. However, as the problems and fallout from subprime mortgages escalated, the Fed became more concerned about these issues. As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the federal funds rate since June 2003.

The Fed again lowered the fed funds rate in October and December 2007, bringing it to 4.25% by the end of the year. In January 2008, after the reporting period had ended, the Fed cut the rate twice within nine days.

On January 22nd, it reduced the rate by 0.75%. This was followed by another 0.50% cut on January 30th, bringing the fed funds rate to 3.00%, the lowest level since May 2005.

In its statement released in conjunction with the latest rate cut, the Fed stated: “Financial markets remain under considerable stress, and credit has tightened further for some businesses and households. Moreover, recent information indicates a deepening of the housing contraction as well as some softening in labor markets.”

Q.	How did you manage the Fund over the reporting period?
A.	We maintained a defensive posture for the Fund, keeping its duration slightly shorter than the benchmark. (Duration measures the price sensitivity of a fixed income security to interest rate changes.) This enhanced performance during the period. As always, we sought to identify undervalued securities and to maintain a portfolio that generates high-quality income while protecting principal.

From a yield curve perspective, we positioned the portfolio in anticipation of a steepening of the municipal curve. During the first half of the year, we employed a modified “barbell” yield curve strategy by purchasing securities in the one- to three-year segment of the curve, as well as in

SMA Relationship Trust—Series M

the 10-year segment. We continued to avoid the five-year segment of the curve, as it is still overvalued, in our opinion.

As the period progressed, we moved to a more “bulleted” strategy, as we expected the yield curve to continue to steepen. In particular, we purchased securities in the 10- and 15-year area. Overall, this positioning enhanced results during the 12 month reporting period relative to the Lehman Brothers Municipal Bond Index.

Q.	From a sector perspective, which areas did you find attractive and which did you avoid?
A.	In the first half of the period, we continued to underweight bonds backed by the Tobacco Settlement Agreement, which benefited performance. This was based on our belief that the sector was overvalued, and that the potential rewards in this area were not commensurate with their risks. As the period progressed, several flights to quality caused tobacco spreads—the difference in yield between US Treasury bonds and higher risk securities—to widen and their prices to fall. Given this turn of events, we selectively added certain tobacco settlement bonds to the portfolio.

We also adjusted our positioning in the healthcare sector during the period. Initially, we held a fairly significant underweight to the sector. This was due, in part, to our concerns about the quality of management at certain healthcare organizations. Later in the period, our overall outlook in the healthcare sector became more positive. Based on our research, we observed that management at a number of companies improved and were initiating meaningful efficiencies. As such, while we maintained our underweight exposure versus the benchmark, we selectively added to our healthcare sector holdings in the second half of the reporting period, which hurt performance.

Q.	How do you anticipate structuring the Fund’s portfolio going forward?
A.	Toward the end of 2007, the cascading effect of the subprime market fallout called the credit ratings of a number of municipal bond insurers into question. Given the Fund’s high quality constraints, we conduct careful analysis on the underlying issuer of bonds we purchase, despite the insurance wrapper associated with them. As a result, the credit quality of an underlying issuer is almost always unconnected to that of any associated monoline insurer. While creating difficulties for much of the municipal market, the credit rating situation has created opportunities for us as we seek A and BBB rated bonds, which we believe have become undervalued. We plan to continue to be diversified across

SMA Relationship Trust—Series M

sectors, and to continue to find pre-refunded bonds attractive, as well as offerings in the airport and hospital sectors. In the near term, we expect the municipal curve to continue to steepen somewhat due to expected continued easing by the Fed, and we are positioned to take advantage of this.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series M
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Lead Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns

	1 year ended	10/08/03(1) to
	12/31/07	12/31/07

SMA Relationship Trust—Series M	3.79%	4.41%

Lehman Brothers Municipal Bond Index(2)	3.36	4.38

(1)	Performance inception date of SMA Relationship Trust—Series M.
(2)	The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses.

Comparison of change in value of a $10,000 investment in the SMA Relationship Trust—Series M versus the Lehman Brothers Municipal Bond Index from October 8, 2003, which is the fund inception date, through December 31, 2007.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state
As a percentage of net assets
As of December 31, 2007 (unaudited)

Long-term municipal bonds:
Arizona	0.48%

California	11.83

Colorado	0.89

Connecticut	0.96

Georgia	4.05

Illinois	4.71

Indiana	0.92

Kentucky	2.26

Maryland	5.00

Massachusetts	2.51

Michigan	1.18

Missouri	1.39

Nevada	2.07

New Jersey	2.26

New York	20.50

North Carolina	2.83

Ohio	3.99

Pennsylvania	1.15

Puerto Rico	3.51

South Carolina	2.23

Texas	19.40

Washington	3.52

Total long-term municipal bonds	97.64

Short-term investments:
Municipal notes	1.12

Money market fund	0.01

Total short-term investments	1.13

Total investments	98.77

Cash and other assets, less liabilities	1.23

Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Long-term municipal bonds—97.64%

Arizona—0.48%

Salt River Project Agricultural Improvement &
Power District Revenue Bonds,
Series A, 5.125%, due 01/01/27	$3,465,000	$3,617,564

California—11.83%

California Statewide Communities Development
Authority Revenue Bonds,
Series E, 3.875%, due 04/01/32(1)	5,000,000	5,051,350

City of La Mesa General Obligation Bonds,
Series A, AMBAC, 5.250%, due 08/01/34	3,350,000	3,502,626

Long Beach Unified School District
General Obligation Bonds,
Series F, MBIA, 5.250%, due 08/01/23	1,920,000	2,056,819

Los Angeles Department of Water &
Power Revenue Bonds,
Series A-2, 5.000%, due 07/01/30	8,000,000	8,216,480

Sacramento County Sanitation District Financing
Authority Revenue Bonds,
AMBAC, 5.000%, due 12/01/27	8,045,000	8,291,338

San Jose Unified School District, Santa
Clara County General Obligation Bonds,
Series B, FGIC, 5.000%, due 08/01/24	4,295,000	4,510,351

State of California General Obligation Bonds,
5.000%, due 08/01/18	34,750,000	37,084,505

Series 2, 5.000%, due 09/01/27	10,000,000	10,187,300

5.000%, due 06/01/32	10,000,000	10,102,100

		89,002,869

Colorado—0.89%

Colorado Health Facilities Authority Revenue Bonds,
Series E, 5.125%, due 11/15/25(1)	6,650,000	6,727,605

Connecticut—0.96%

Connecticut State Health & Educational Facility
Authority Revenue Bonds,
Series Z-1, 5.000%, due 07/01/42	6,950,000	7,228,069

Georgia—4.05%

State of Georgia General Obligation Bonds,
Series E, 5.000%, due 08/01/19	27,705,000	30,447,241

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Long-term municipal bonds—(continued)

Illinois—4.71%

Chicago Metropolitan Water Reclamation District -
Greater Chicago General Obligation Bonds,
5.000%, due 12/01/18	$11,770,000	$12,737,729

Chicago O’Hare International Airport Revenue Bonds,
Series B, MBIA, 5.250%, due 01/01/18	10,000,000	10,978,700

City of Chicago General Obligation Bonds,
Series B, AMBAC, 5.000%, due 12/01/20	8,450,000	9,052,063

Will County Community School District No.161
General Obligation Bonds,
FGIC, 3.886%, due 01/01/12(2),(3)	1,145,000	996,230

FGIC, 3.886%, due 01/01/12(3)	1,915,000	1,651,190

		35,415,912

Indiana—0.92%

Indiana Health & Educational Facilities Financing
Authority Hospital Revenue Bonds,
Series B, 5.000%, due 02/15/17	2,000,000	2,049,520

Series B, 5.000%, due 02/15/30	5,075,000	4,852,258

		6,901,778

Kentucky—2.26%

Kentucky State Property & Buildings
Commission Revenue Bonds,
FGIC, 4.500%, due 11/01/09	16,605,000	16,979,775

Maryland—5.00%

State of Maryland General Obligation Bonds,
Series A, 5.250%, due 02/15/10	21,475,000	22,435,791

5.000%, due 08/01/20	13,895,000	15,176,675

		37,612,466

Massachusetts—2.51%

City of Boston General Obligation Bonds,
Series B, State Aid Withholding,
5.000%, due 03/01/18	10,545,000	11,583,050

Massachusetts State Water Pollution
Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	6,495,000	7,325,126

		18,908,176

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Long-term municipal bonds—(continued)

Michigan—1.18%

Birmingham City School District General
Obligation Bonds,
5.000%, due 11/01/28	$2,000,000	$2,083,220

Michigan Municipal Bond Authority
Revenue Bonds, FSA,
5.000%, due 06/01/15	6,290,000	6,812,951

		8,896,171

Missouri—1.39%

Missouri State Health & Educational
Facilities Authority Revenue Bonds,
Series A, 5.000%, due 01/15/37	10,000,000	10,450,900

Nevada—2.07%

Clark County General Obligation Bonds,
AMBAC, 5.000%, due 11/01/21	5,235,000	5,576,950

Clark County School District General
Obligation Bonds, Series B,
AMBAC, 5.000%, due 06/15/19	9,250,000	10,009,980

		15,586,930

New Jersey—2.26%

New Jersey Economic Development
Authority Revenue Bonds,
5.375%, due 06/15/14	1,240,000	1,268,098

New Jersey Transportation Trust Fund
Authority Revenue Bonds,
Series A, 5.250%, due 12/15/20(4)	10,000,000	11,136,100

Series A, 5.500%, due 12/15/21	4,070,000	4,633,614

		17,037,812

New York—20.50%

Long Island Power Authority Electric
System Revenue Bonds,
Series E, 5.000%, due 12/01/17	14,000,000	15,151,080

Metropolitan Transportation Authority Revenue Bonds,
Series A, 5.000%, due 11/15/25	10,000,000	10,369,300

Series A, FSA, 5.000%, due 11/15/30	7,690,000	7,906,935

Series F, 5.000%, due 11/15/30	2,420,000	2,478,370

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Long-term municipal bonds—(continued)

New York—(concluded)

New York City General Obligation Bonds,
Series O, 5.000%, due 06/01/16	$6,110,000	$6,541,488

Series C, 5.000%, due 01/01/21	9,040,000	9,480,610

Series A, 5.000%, due 08/01/22	18,395,000	19,189,664

Series P, 5.000%, due 08/01/22	8,765,000	9,106,397

Series A, 5.000%, due 08/01/25	12,605,000	13,003,822

New York City Municipal Water Finance
Authority Revenue Bonds,
Series E, FSA-CR, 5.000%, due 06/15/26	7,475,000	7,730,944

Series E, 5.000%, due 06/15/34	25,700,000	26,358,691

Series B, 5.125%, due 06/15/31	5,000,000	5,198,000

New York State Environmental Facilities Corp. Revenue Bonds,
Series I, 5.000%, due 06/15/33	5,095,000	5,246,729

Triborough Bridge & Tunnel Authority Revenue Bonds,
Series B, 5.000%, due 11/15/32	10,000,000	10,273,300

AMBAC, 5.125%, due 11/15/26	5,000,000	5,231,700

5.250%, due 11/15/30	1,000,000	1,044,570

		154,311,600

North Carolina—2.83%

North Carolina Eastern Municipal Power Agency
Power Systems Revenue Bonds,
Series A, AMBAC, 5.000%, due 01/01/16	5,800,000	6,292,942

Series A, 6.400%, due 01/01/21(2)	1,000,000	1,209,630

North Carolina Medical Care Commission
Health Care Facilities Revenue Bonds,
5.000%, due 11/01/34	7,000,000	6,979,000

State of North Carolina General Obligation Bonds,
Series A, 4.000%, due 03/01/24	7,000,000	6,804,490

		21,286,062

Ohio—3.99%

Buckeye Tobacco Settlement Financing
Authority Revenue Bonds,
Series A-2, 5.125%, due 06/01/24	23,500,000	22,214,080

Hamilton County Ohio Sales Tax Revenue Bonds,
Series A, AMBAC, 5.000%, due 12/01/17	7,175,000	7,833,306

		30,047,386

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Long-term municipal bonds—(continued)

Pennsylvania—1.15%

Cumberland County Municipal Authority Revenue Bonds,
Series A, 7.250%, due 01/01/13(2)	$7,360,000	$8,692,675

Puerto Rico—3.51%

Government Development Bank for
Puerto Rico Revenue Bonds,
Series B, 5.000%, due 12/01/08	6,850,000	6,943,571

Puerto Rico Highway & Transportation
Authority Revenue Bonds,
Series N, 5.500%, due 07/01/23	3,320,000	3,493,902

University of Puerto Rico Revenue Bonds,
Series P, 5.000%, due 06/01/20	15,790,000	15,973,164

		26,410,637

South Carolina—2.23%

Greenville County School District
Installment Revenue Bonds,
5.000%, due 12/01/28	16,510,000	16,789,184

Texas—19.40%

Boerne Independent School District
General Obligation Bonds,
PSF-GTD, 5.000%, due 02/01/35	6,000,000	6,129,240

City of Brownsville General Obligation Bonds,
AMBAC, 5.189%, due 02/15/11(3),(4)	2,785,000	2,304,030

City of San Antonio General Obligation Bonds,
FSA, 4.750%, due 02/01/23	2,640,000	2,700,905

City of Waco General Obligation Bonds,
MBIA, 5.000%, due 02/01/35	4,345,000	4,442,589

Keller Independent School District
General Obligation Bonds,
PSF-GTD, 5.000%, due 08/15/25	6,175,000	6,512,402

PSF-GTD, 5.000%, due 08/15/26	6,435,000	6,771,036

PSF-GTD, 5.000%, due 08/15/27	7,220,000	7,579,628

Lamar Consolidated Independent School
District General Obligation Bonds,
PSF-GTD, 5.000%, due 02/15/18	10,285,000	11,007,933

PSF-GTD, 5.000%, due 02/15/31	10,000,000	10,400,600

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Long-term municipal bonds—(concluded)

Texas—(concluded)

North East Independent School District
General Obligation Bonds,
Series A, PSF-GTD, 5.000%, due 08/01/27	$10,000,000	$10,528,300

Northside Independent School District
General Obligation Bonds,
Series A, PSF-GTD, 5.000%, due 02/15/32	3,700,000	3,779,883

San Antonio Electric & Gas Systems Revenue Bonds,
5.000%, due 02/01/19	30,000,000	31,909,800

San Antonio Independent School District
General Obligation Bonds,
PSF-GTD, 5.800%, due 08/15/09(2)	25,000,000	26,091,250

Tarrant County Cultural Education Facilities
Finance Corp. Revenue Bonds,
Series A, 5.000%, due 02/15/22	10,000,000	10,264,800

University of Texas Revenue Bonds,
Series A, 5.250%, due 08/15/18	5,000,000	5,619,300

		146,041,696

Washington—3.52%

Energy Northwest Washington Electric
Revenue Bonds Series A,
5.000%, due 07/01/18	12,180,000	13,230,160

State of Washington General Obligation Bonds,
Series B, FSA, 5.000%, due 07/01/29	12,720,000	13,236,050

		26,466,210

Total long-term municipal bonds (cost—$733,723,457)		734,858,718

Short-term investments—1.13%

Municipal notes—1.12%

Alabama—0.23%

Mobile County Alabama Industrial Development
Authority Pollution Control Revenue,
3.600%, due 01/02/08(5)	1,750,000	1,750,000

Alaska—0.28%

Valdez Alaska Marine Terminal Revenue,
Series C, 3.750%, due 01/02/08(5)	2,100,000	2,100,000

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Short-term investments—(concluded)

Municipal notes—(concluded)

Florida—0.40%

Pinellas County Health Facility Authority Revenue,
3.740%, due 01/02/08(5)	$2,975,000	$2,975,000

Missouri—0.17%

Missouri State Health & Educational
Facilities Authority Revenue,
Series B, 3.740%, due 01/02/08(5)	1,300,000	1,300,000

Texas—0.04%

Bell County Health Facility
Development Corp. Revenue,
Series 2, MBIA, 3.750%, due 01/02/08(5)	300,000	300,000

Total municipal notes (cost—$8,425,000)		8,425,000

	Shares
Money market fund—0.01%

JPMorgan Tax Free Money Market Fund, 2.93%(6)
(cost—$49,818)	49,818	49,818

Total short-term investments (cost—$8,474,818)		8,474,818

Total investments—98.77% (cost—$742,198,275)		743,333,536

Cash and other assets, less liabilities—1.23%		9,273,072

Net assets—100.00%		$752,606,608

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2007

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $742,198,275; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,946,215

Gross unrealized depreciation	(4,810,954)

Net unrealized appreciation	$1,135,261

(1)	Floating rate security—The interest rate shown is the current rate as of December 31, 2007.
(2)	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the next reset date or the date of the prerefunded call.
(3)	Rate shown reflects annualized yield at December 31, 2007 on zero coupon bond.
(4)	This security was delivered to cover margin requirements for futures contracts.
(5)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of December 31, 2007.
(6)	The rate shown reflects the yield at December 31, 2007.

AMBAC	American Municipal Bond Assurance Corp.
MBIA	MBIA Insurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
FSA-CR	Financial Security Assurance Custodial Receipts
PSF-GTD	Permanent School Fund Guaranteed

Futures contracts
SMA Relationship Trust—Series M had the following open futures contracts as of December 31, 2007:

				Unrealized
	Expiration		Current	appreciation/
	date	Proceeds	value	(depreciation)

US treasury futures sell contracts:
10 Year US Treasury Notes,
110 contracts	March 2008	$12,460,769	$12,472,969	$(12,200)

US Long Bond, 465 contracts	March 2008	54,704,593	54,114,375	590,218

				$578,018

The segregated aggregate market value of investments delivered to cover margin requirements for the open futures contracts at December 31, 2007 was $13,440,130.

See accompanying notes to financial statements

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual expenses
 The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
 The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series T and SMA Relationship Trust—Series M.

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series T	July 1, 2007	December 31, 2007	07/01/07 - 12/31/07

Actual	$1,000.00	$989.40	$—

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series M	July 1, 2007	December 31, 2007	07/01/07 - 12/31/07

Actual	$1,000.00	$1,037.90	$—

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Fund’s advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of the Fund.

SMA Relationship Trust

Statement of assets and liabilities—December 31, 2007

	Series T	Series M

Assets:
Investments in securities of unaffiliated issuers, at value
(cost $3,579,795 and $742,198,275)	$3,579,795	$743,333,536

Investments in securities of affiliated issuers, at value
(cost $678,968,910 and $0)	689,957,330	—

Receivables:

Fund shares sold	3,566,835	5,187,736

Dividends and interest	25,846	10,296,043

Other assets	20,576	19,449

Total assets	697,150,382	758,836,764

Liabilities:
Payables:

Fund shares redeemed	1,413,028	5,841,851

Due to custodian	1	4,608

Variation margin	—	383,697

Total liabilities	1,413,029	6,230,156

Net assets	$695,737,353	$752,606,608

Net assets:
Beneficial interest	$682,869,543	$751,039,528

Accumulated undistributed net investment income	279,637	—

Accumulated undistributed net realized gain (loss)	1,599,753	(146,199)

Net unrealized appreciation	10,988,420	1,713,279

Net assets	$695,737,353	$752,606,608

Shares outstanding	76,453,074	73,250,326

Net asset value per share	$9.10	$10.27

See accompanying notes to financial statements

SMA Relationship Trust

Statement of operations
For the year ended December 31, 2007

	Series T	Series M

Investment income:
Dividends	$480,415	$—

Interest	—	26,092,720

Expenses:
Advisory fee	1,511,736	1,560,805

Advisory fee waived/expenses reimbursed by advisor	(1,511,736)	(1,560,805)

Net investment income	480,415	26,092,720

Realized and unrealized gain (loss) from
investment activities:
Net realized gain (loss) from:
Investments	8,232,558 *	1,302,896

Futures contracts	—	(235,943)

Net change in net unrealized appreciation (depreciation) of:
Investments	(19,337,167)*	(2,329,114)

Futures contracts	—	177,511

Net realized and unrealized loss from investment activities	(11,104,609)	(1,084,650)

Net increase (decrease) in net assets resulting from operations	$(10,624,194)	$25,008,070

*  Realized and unrealized gains (losses) are from affiliated transactions.

See accompanying notes to financial statements

SMA Relationship Trust

Statement of changes in net assets

	For the year ended		For the year ended
	December 31, 2007		December 31, 2006

	Series T	Series M	Series T	Series M

From operations:
Net investment income	$480,415	$26,092,720	$206,326	$14,018,840

Net realized gain (loss) from:

Investment transactions	8,232,558	1,302,896	7,057,607	534,141

Futures contracts	—	(235,943)	—	(1,226,688)

Swap agreements	—	—	—	966,667

Net change in net unrealized
appreciation (depreciation) of:
Investments	(19,337,167)	(2,329,114)	19,275,471	3,128,294

Futures contracts	—	177,511	—	1,074,592

Net increase (decrease) in net assets
resulting from operations	(10,624,194)	25,008,070	26,539,404	18,495,846

Dividends/distributions to
shareholders from:
Net investment income	(37,431,033)	(26,225,562)	(25,780,516)	(14,021,216)

Net realized gains	—	(1,089,661)	—	(128,954)

Total dividends and distributions
to shareholders	(37,431,033)	(27,315,223)	(25,780,516)	(14,150,170)

From beneficial interest
transactions:
Proceeds from shares sold	459,834,041	522,087,458	234,547,599	239,223,299

Cost of shares redeemed	(229,811,875)	(188,352,474)	(148,472,042)	(79,058,367)

Net increase in net assets
resulting from beneficial
interest transactions	230,022,166	333,734,984	86,075,557	160,164,932

Increase in net assets	181,966,939	331,427,831	86,834,445	164,510,608

Net assets:
Net assets, beginning of year	513,770,414	421,178,777	426,935,969	256,668,169

Net assets, end of year	$695,737,353	$752,606,608	$513,770,414	$421,178,777

Accumulated undistributed
net investment income	$279,637	$—	$466,674	$25,439

See accompanying notes to financial statements

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

						For the
						period ended
	For the years ended December 31,					December 31,

	2007	2006	2005		2004	2003(6)

Net asset value,
beginning of period	$9.78	$9.75	$10.07		$10.09	$10.00

Income (loss) from investment operations:
Net investment income(1)	0.01	0.00 (3)	0.00	(3)	—	—

Net realized and unrealized
gain (loss) from investment activities	(0.10)	0.54	0.17		0.46	0.15

Total income (loss) from investment operations	(0.09)	0.54	0.17		0.46	0.15

Dividends/distributions:
From net investment income	(0.59)	(0.51)	(0.49)		(0.48)	(0.06)

Net asset value, end of period	$9.10	$9.78	$9.75		$10.07	$10.09

Total investment return(2)	(1.06)%	5.68%	1.75%		4.55%	1.50%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$695,737	$513,770	$426,936		$262,703	$43,620

Ratio of expenses to average net assets:
Before expense reimbursement and waivers	0.25%	0.25%	0.25%		0.25%	0.25	%(4)

After expense reimbursement and waivers	0.00%	0.00%	0.00%		0.00%	0.00	%(4)

Net investment income to average net assets	0.08%	0.04%	0.00	%(5)	0.00%	0.00	%(4)

Portfolio turnover	21%	19%	19%		15%	1%

(1)	Calculated using the average shares method.
(2)	Total return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale of net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount is less than $0.005 per share.
(4)	Annualized.
(5)	Amount represents less than 0.005%.
(6)	For the period October 9, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

						For the
						period ended
	For the years ended December 31,					December 31,

	2007	2006		2005	2004	2003(5)

Net asset value,
beginning of period	$10.33	$10.20		$10.27	$10.15	$10.00

Income (loss) from investment operations:
Net investment income(1)	0.43	0.42		0.40	0.32	0.05

Net realized and unrealized gain
(loss) from investment activities	(0.04)	0.13		(0.06)	0.10	0.13

Total income from investment operations	0.39	0.55		0.34	0.42	0.18

Dividends/distributions:
From net investment income	(0.43)	(0.42)		(0.38)	(0.30)	(0.03)

From net realized gains	(0.02)	(0.00	)(4)	(0.03)	—	—

Total dividends/distributions	(0.45)	(0.42)		(0.41)	(0.30)	(0.03)

Net asset value, end of period	$10.27	$10.33		$10.20	$10.27	$10.15

Total investment return(2)	3.79%	5.51%		3.32%	4.18%	1.83%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$752,607	$421,179		$256,668	$104,812	$21,741

Ratio of expenses to average net assets:
Before expense reimbursement and waivers	0.25%	0.25%		0.25%	0.25%	0.25	%(3)

After expense reimbursement and waivers	0.00%	0.00%		0.00%	0.00%	0.00	%(3)

Net investment income to average net assets	4.18%	4.13%		3.88%	3.36%	2.32	%(3)

Portfolio turnover	119%	156%		149%	180%	85%

(1)	Calculated using the average shares method.
(2)	Total return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale of net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Annualized.
(4)	Amount is less than $0.005 per share.
(5)	For the period October 8, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has two separate investment portfolios available for investment, each having its own investment objectives and policies: Series T and Series M (the “Funds”). The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in affiliated investment companies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are attributable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Funds calculate their net asset value based on the current market value, where available, for their portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in

31

SMA Relationship Trust

Notes to financial statements

determining the valuation of portfolio securities. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust’s Board of Trustees (the “Board”). Series T’s portfolio securities primarily consist of four underlying funds: UBS Corporate Bond Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund (collectively, the “Underlying Funds”), and direct investments in certain non-dollar denominated debt securities. The value of the Underlying Funds will be their net asset value at the time each Underlying Fund’s shares are priced.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date basis. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

32

SMA Relationship Trust

Notes to financial statements

Futures contracts—Series M may purchase or sell municipal bond index futures contracts, municipal debt futures contracts, and interest rate futures contracts. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

Swap agreements—Series M may engage in swap agreements, including interest rate and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security.

33

SMA Relationship Trust

Notes to financial statements

As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or “Advisor”) is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

34

SMA Relationship Trust

Notes to financial statements

The Fund will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At December 31, 2007, the Fund did not have any outstanding swap agreements.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisory and administration fees and other transactions with affiliates
The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM. However, for financial reporting purposes only, the Funds’ Statements of operations will reflect an imputed unitary fee for investment advisory and administration services provided by UBS Global AM, currently estimated at an annual rate of 0.25% of each Fund’s average daily net assets of which all was waived.

35

SMA Relationship Trust

Notes to financial statements

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. These investments represented 99.17% of Series T’s total net assets at December 31, 2007 and are summarized as follows:

Affiliated				Net
investment	Value		Sales	realized
companies	12/31/06	Purchases	proceeds	gain (loss)

UBS Corporate Bond Relationship Fund	$158,787,018	$49,000,000	$28,000,000	$3,172,127

UBS Opportunistic Emerging Markets Debt Relationship Fund	7,915,369	—	5,000,000	490,179

UBS Opportunistic High Yield Relationship Fund	30,728,406	8,700,000	18,000,000	(962)

UBS U.S. Securitized Mortgage Relationship Fund	309,431,146	262,500,000	75,000,000	4,571,214

	$506,861,939	$320,200,000	$126,000,000	$8,232,558

	Change in net
Affiliated	unrealized
investment	appreciation	Value	% of
companies	(depreciation)	12/31/07	net assets

UBS Corporate Bond Relationship Fund	$2,050,690	$185,009,835	26.59%

UBS Opportunistic Emerging Markets Debt Relationship Fund	166,547	3,572,095	0.51%

UBS Opportunistic High Yield Relationship Fund	(557,458)	20,869,986	3.00%

UBS U.S. Securitized Mortgage Relationship Fund	(20,996,946)	480,505,414	69.07%

	$(19,337,167)	$689,957,330	99.17%

Series M did not have any investments in affiliated investment companies outstanding at December 31, 2007.

36

SMA Relationship Trust

Notes to financial statements

Purchases and sales of securities
For the year ended December 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

Series T	$320,200,000	$126,000,000

Series M	1,060,628,597	713,050,164

Federal income taxes
The policy of each Fund is to comply with all requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series T	$37,431,033	$—	$37,431,033

Series M	26,609,367 (1)	705,856	27,315,223

(1) $26,118,158 considered tax exempt.

	2006

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series T	$25,780,516	$—	$25,780,516

Series M	14,150,170 (1)	—	14,150,170

(1) $14,021,216 considered tax exempt.

37

SMA Relationship Trust

Notes to financial statements

At December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Series T	Series M

Undistributed ordinary income	$2,149,591	$—

Undistributed long-term capital gains	—	431,819

Accumulated capital and other losses	(270,201)	—

Net unrealized appreciation/(depreciation) of investments	(60,558,746)	1,135,261

Total accumulated earnings (deficit)	$(58,679,356)	$1,567,080

During the fiscal year ended December 31, 2007, Series T utilized $7,564,439 of capital loss carryforwards to offset current year net realized capital gains.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2007, Series T incurred, and elected to defer, $130,769 of net realized capital losses and $139,432 of net realized foreign currency losses.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified.

Reclassifications due to the recognition of partnership income for tax purposes and reclassification of distributions for the fiscal year ended December 31, 2007, were as follows:

	Accumulated	Accumulated
	undistributed net	net realized
Fund	investment income	gain (loss)	Beneficial interest

Series T	$36,763,581	$1,557,726	$(38,321,307)

Series M	107,403	(107,406)	3

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Funds.

38

SMA Relationship Trust

Notes to financial statements

As of and during the period ended December 31, 2007, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Funds for the year ended December 31, 2007.

Shares of beneficial interest
For the years ended December 31, 2007 and December 31, 2006, transactions in shares of beneficial interest for each of the Funds were as follows:

Year ended December 31, 2007

		Shares	Net increase in
Fund	Shares sold	repurchased	shares outstanding

Series T	48,186,689	(24,292,044)	23,894,645

Series M	50,882,915	(18,405,173)	32,477,742

Year ended December 31, 2006
		Shares	Net increase in
Fund	Shares sold	repurchased	shares outstanding

Series T	24,108,893	(15,335,183)	8,773,710

Series M	23,345,212	(7,727,198)	15,618,014

39

SMA Relationship Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series T and SMA Relationship Trust—Series M) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting SMA Relationship Trust at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
February 22, 2008

40

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

41

SMA Relationship Trust

Supplemental information (unaudited)

Trustee & Officer information
The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Walter E. Auch; 86 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 2002	Mr. Auch is retired (since 1986).

Adela Cepeda; 49 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).

Frank K. Reilly; 72 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is a Professor at the University of Notre Dame (since 1982).

42

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Auch is a trustee of three investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (22 portfolios); Legg Mason Partners Fund Complex (23 portfolios); Nicholas Applegate Institutional Funds (14 portfolios); and Chairman of the Board of Sound Surgical Technologies.

Ms. Cepeda is a director or trustee of four investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a Director of the MGI Funds (8 portfolios) and Director of Amalgamated Bank.

Mr. Reilly is a director or trustee of four investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank.

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (concluded)
Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Edward M. Roob; 73 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 2002	Mr. Roob is retired (since 1993).

J. Mikesell Thomas; 56 Federal Home Loan Bank of Chicago 111 East Wacker Drive Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is President and CEO of Federal Home Loan Bank of Chicago (since 2004). Mr. Thomas was an independent financial advisor (2001–2004).

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Roob is a director or trustee of four investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Mr. Thomas is a director or trustee of four investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

SMA Relationship Trust

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Nancy D. Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004);representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 106 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

Trustees
Frank K. Reilly	Edward M. Roob
Chairman
J. Mikesell Thomas
Walter E. Auch

Adela Cepeda

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $54,000 and $51,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $14,500 and $19,500, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements and (2) agreed upon procedures for the Funds’ fiscal year ended 2007 and 2006.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $10,100 and $9,900, respectively.
Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2007 and December 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by E&Y of $1,628,539 and $2,058,042, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$24,600	$29,400
Non-Covered Services	$1,603,939	$2,028,642

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007234)(SEC File No. 811-21328).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 7, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 7, 2008